Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Schedule of Contractual Obligations and Future Cash Payments
The company’s contractual obligations that will require future cash payments as of December 31, 2014 are as follows (in thousands):

	Operating Leases(1)	Non-Cancelable Employment Agreements(2)	Subtotal	Cancelable License Agreements(3)	Total
2015	$74	$828	$902	$350	$1,252
2016	83	100	183	350	533
2017	82	—	82	350	432
2018	70	—	70	350	420
2019 and thereafter	—	—	—	6,815	6,815
Total	$309	$928	$1,237	$8,215	$9,452

(1)
Operating leases are primarily facility and equipment related obligations with third party vendors. Operating lease expenses during the years ended December 31, 2014, 2013, and 2012 were approximately $72,000, $77,000 and $139,000, respectively.

(2)
Employment agreement obligations include management contracts, as well as scientific advisory board member compensation agreements. Certain agreements, which have been revised from time to time, provide for minimum salary levels, adjusted annually at the discretion of the Compensation Committee, as well as for minimum bonuses that are payable.

(3)
License agreements generally relate to the company’s obligations with The Board of Regents, University of Texas and Henry M. Jackson Foundation for our oncology therapies. The company continually assesses the progress of its licensed technology and the progress of its research and development efforts as it relates to its licensed technology and may terminate with notice to the licensor at any time. In the event these licenses are terminated, no amounts will be due.